UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 26, 2017

Date of Report

(Date of earliest event reported)

FOREVERGREEN WORLDWIDE CORPORATION (Exact name of registrant as specified in its charter)
NEVADA (State or other jurisdiction of incorporation)	000-26973 (Commission File Number)	87-062170 (IRS Employer Identification No.)
632 NORTH 2000 WEST, SUITE 101, LINDON, UTAH (Address of principal executive offices)		84042 (Zip code)

Registrant’s telephone number, including area code:  (801) 655-5500

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

 (17 CFR 240.13e-4(c))

Special Note Regarding Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements.  Words such as “may,” “expect,” “believe,” “anticipate,” “estimate,” “project,” or “continue” or comparable terminology used in connection with any discussion of future events or operating results are forward-looking statements.  You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this report.  All forward-looking statements reflect our present expectation of future events and are subject to a number of important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

Section 5 – Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 26, 2017, as part of the Company’s ongoing reorganization, the Board of Directors of ForeverGreen Worldwide Corporation (“the Company”) accepted the resignations of Ronald K. Williams as President and Chief Executive Officer of the Company and Jack B. Eldridge, Jr. as Chief Financial Officer and Treasurer of the Company.  In this same Board meeting, Ronald K. Williams nominated Patrick (“Rick”) A. Redford to fill the Chief Executive Officer’s position.  Mr. Redford accepted the position and the Board of Directors ratified the decision.

Mr. Williams will continue to serve on the Company’s Board and will take on a new role with the Company as a consultant to support and develop the Company’s distributor sales force.  Mr. Eldridge will continue as an employee of the Company and will assist in the transition.  Neither Mr. Williams nor Mr. Eldridge has expressed any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On April 26, 2017 the Board appointed and ratified Patrick (“Rick”) A. Redford as Chief Executive Officer of the Company.  Mr. Redford is 58 years old and has served as the Company’s Chief Operating Officer and Chief Sales Officer since August 2016.  Mr. Redford’s prior experience includes serving as President and Chief Sales/Marketing Officer for All Resort Group, LLC, a leading company in the transportation industry in Utah, from December 2014 to 2016.  From 2005 to 2009 he was employed by ForeverGreen International, LLC as Vice President of Global Sales.  For over twenty years he has had Senior Management experience and has been employed in executive management positions, focusing on sales strategies, intercompany efficiencies and management.

In addition to these executive management changes, the Company has made additional changes throughout the Company’s organizational structure and personnel.  The Company’s new management structure and our improved business model have created better communications between the Company and the distributor sales force and is expected to result in higher profitability.  The Company and its new management understands that they may need additional improvement and refinement to the Company’s business model, but now believes that with these changes the Company has completed its reorganizational process.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2017	By: /s/ Patrick A. Redford Patrick A. Redford President

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